                                                                  EXHIBIT 10.17

                                FIRST AMENDMENT
                                       TO
                         RECEIVABLES TRANSFER AGREEMENT

                  This FIRST AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of February 12, 2004 (this "Amendment"), is entered into by and among FSI RECEIVABLES COMPANY LLC, a Delaware limited liability company ("Transferor"), FISHER SCIENTIFIC INTERNATIONAL INC., a Delaware corporation ("Parent"), as initial Servicer, BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation ("Blue Ridge" or a "Conduit") and LIBERTY STREET FUNDING CORP., a Delaware corporation ("Liberty Street" or a "Conduit"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, and its assigns (collectively, the "Blue Ridge Liquidity Banks"; and together with Blue Ridge, the "Blue Ridge Group"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("Scotiabank"), and its assigns (collectively, the "Liberty Street Liquidity Banks"; and together with Liberty Street, the "Liberty Street Group"), Wachovia, in its capacity as agent for the Blue Ridge Group (the "Blue Ridge Agent" or a "Co-Agent"), Scotiabank, in its capacity as agent for the Liberty Street Group (the "Liberty Street Agent" or a "Co-Agent") and Wachovia, in its capacity as administrative agent for the Blue Ridge Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the "Administrative Agent"; and together with each of the Co-Agents, the "Agents"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in Exhibit I to the Receivables Transfer Agreement (as defined below) or, if not defined in
Exhibit I to the Receivables Transfer Agreement, the meanings assigned to such term in Exhibit I to the Receivables Purchase Agreement (as defined below).

                                    RECITALS

                  WHEREAS, Transferor, Parent, the Blue Ridge Group, the Liberty Street Group and the Agents are parties to that certain Receivables Transfer Agreement dated as of February 14, 2003 (the "Receivables Transfer Agreement"); and

                  WHEREAS, Parent, as agent for the Originators, Cole-Parmer Instrument Company, an Illinois corporation, Fisher Clinical Services Inc., a Pennsylvania corporation, Fisher Hamilton L.L.C., a Delaware limited liability company, and Fisher Scientific Company L.L.C., a Delaware limited liability company and FSI Receivables Company L.L.C., a Delaware limited liability company are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of February 14, 2003 (the "Receivables Purchase Agreement"); and

                  WHEREAS, Transferor, Parent, the Blue Ridge Group, the Liberty Street Group and the Agents desire to amend certain provisions of the Receivables Transfer Agreement as herein set forth.

                  NOW, THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency



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of which are hereby acknowledged, Transferor, Parent, the Blue Ridge Group, the
Liberty Street Group and the Agents hereby agree as follows:

SECTION 1. AMENDMENTS.

                 1.1. Section 2.2 of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

         Section 2.2. Collections and Reinvestments prior to Amortization.

                           (a) On each day prior to a particular Group's Amortization Date, such Group's Outstanding Percentage as of the end of the prior Business Day of (i) all Deemed Collections and (ii) all Collections received or deemed received pursuant to the definition of Deemed Collections by any Transferor Party on such day (such Group's "GROUP COLLECTIONS") shall either be set aside and held in trust by the Servicer (or, following delivery of a Collection Notice, by the Administrative Agent) for the payment of any accrued and unpaid Aggregate Unpaids owing to the members of such Group or used to make a Reinvestment by such Group as provided in this Section 2.2 (which obligation of the Servicer to hold in trust shall be satisfied, prior to the applicable Settlement Date, upon the marking by the Servicer on its books and records to reflect the interest of the applicable Group in such Collections and Deemed Collections; PROVIDED, HOWEVER, that at all times following delivery of a Collection Notice and prior to such Group's Amortization Date, the Administrative Agent shall be entitled to withhold from Reinvestment or payment to the Transferor a portion of such Group's Collections equal to the unpaid CP Costs, Yield and fees accrued and to accrue prior to the next succeeding Settlement Date (such Group's "ACCRUAL AMOUNT").

                           (b) If on any day prior to a particular Group's Amortization Date, provided that no Amortization Event exists and is continuing, any Group Collections are received for the account of such Group pursuant to Section 2.2(a) and subject to the proviso therein, Transferor hereby requests -- and the Transferees in that Group hereby agree to make, simultaneously with such receipt -- a reinvestment (each, a "REINVESTMENT") with all or a portion of such Group Collections such that after giving effect to such receipt and Reinvestment, that Group's Group Invested Amount will equal its Group Invested Amount immediately prior to such receipt and Reinvestment.

                           (c) On each Settlement Date prior to the occurrence of a particular Group's Amortization Date, the Servicer (or, following delivery of a Collection Notice, the Administrative Agent) shall remit to the applicable Group Account such Group's Group Collections set aside pursuant to Section 2.2(a) during the preceding Settlement Period that have not been subject to a Reinvestment (including, if applicable, such Group's Accrual Amount) and apply such amounts (if not previously paid in accordance with Section 2.1) to reduce unpaid Obligations owing to the members of that Group. Once such Group's

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         Obligations have been reduced to zero, any of its remaining Group
         Collections shall (i) if applicable, be remitted to the applicable Group Account no later than 11:00 a.m. (New York time) to the extent required to fund any applicable Group Reduction on such Settlement Date and (ii) thereafter be remitted to Transferor on such Settlement Date.

                  1.2. Section 8.2(c) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II; PROVIDED THAT nothing in this sentence shall require the Servicer to segregate Collections on a daily basis from its other funds prior to the occurrence of a Group's Amortization Date. The Servicer shall set aside and hold in trust for the account of Transferor and the Transferees their respective shares of the Collections in accordance with Article II. The Servicer (or from and after delivery of any Collection Notice, the Administrative Agent) shall, upon the request of any Agent while any Aggregate Unpaids remain outstanding, segregate, in a manner reasonably acceptable to such Agent, all cash, checks and other instruments received by it from time to time constituting such Agent's Group's Group Collections from the general funds of the Servicer or Transferor prior to the remittance thereof in accordance with Article II, in an amount not to exceed the accrued and unpaid Aggregate Unpaids that will be due and owing to the Agents for the benefit of their respective Groups on the next Settlement Date pursuant to Section 2.2 or 2.3, as applicable. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the applicable Agent such allocable share of Collections of Receivables set aside for the applicable Transferees on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  1.3. Section 8.3 of the Receivables Transfer Agreement is hereby amended by inserting the following at the end of the second sentence:

                  ", PROVIDED THAT, unless and until an Amortization Event shall have occurred and remain outstanding, delivery of any such Collection Notice shall not entitle the Administrative Agent to retain any Collections received after delivery of such notice in excess of the Accrual Amounts that will be required to be paid over to the respective Group Agents on the next succeeding Settlement Date pursuant to Section
         2.2 hereof, and any such excess received in any Lockbox or Collection Account will be paid over to the Transferor on a same-day basis by the Administrative Agent as the proceeds of a Reinvestment."

                  1.4. Section 9.1 (f)(i) of the Receivables Transfer Agreement is hereby amended by deleting the percentage rate "3.40%' appearing therein in its entirety and replacing it with the percentage rate "3.10%".


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





                  1.5. The definition of "Co-Agent's Fee Letter" appearing in
Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the definition thereof in its entirety and replacing it with the following:

                  "CO-AGENTS' FEE LETTER" means that certain Amended and Restated Co-Agents' Fee Letter dated as of February 12, 2004 by and among Transferor and the Co-Agents, as the same may be amended, restated or otherwise modified from time to time.

                  1.6. The definition of "Dilution Horizon Ratio" appearing in
 Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the number "1.33" appearing in subsection (i) therein in its entirety and replacing it with the number "2.00".

                  1.7. The definition of "Dilution Ratio" appearing in Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the phrase "during the month" appearing in subsection (ii) therein in its entirety and replacing it with the phrase "two months".

                  1.8. The definition of "LIBO Rate" appearing in Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the phrase "the Program Fee per annum" appearing in subsection (ii) therein in its entirety and replacing it with the percentage rate "2.00%".

                  1.9. The definition of "Liquidity Termination Date" appearing in Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the phrase "364 days after the date of this Agreement" appearing in subsection (a) therein in its entirety and replacing it with "February
 11, 2005".

                  1.10. The definition of "Obligor Concentration Limit" appearing in Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the percentage rate "3%" appearing in subsection (a) therein in its entirety and replacing it with the percentage rate "6.50%".

                  1.11. The definition of "Required Reserve Factor Floor" appearing in Exhibit I to the Receivables Transfer Agreement is hereby amended by deleting the percentage rate "15%" appearing therein in its entirety and replacing it with the percentage rate "18.50%".

 SECTION 2. CONDITION TO EFFECTIVENESS; EFFECTIVE DATE.

                  This Amendment will be effective only upon the satisfaction of the following conditions precedent:

                  (a) Execution and delivery of this Amendment by the Transferor, Parent, the Blue Ridge Group, the Liberty Street Group and the Agents.

                  (b) Execution and delivery of an amendment to the Blue Ridge Liquidity Agreement extending the Purchase Termination Date (as defined therein) to February 10, 2005.



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                  (c) Execution and delivery of an amendment to the Liberty
Street Liquidity Agreement extending the Purchase Termination Date (as defined therein) to February 10, 2005.

                  (d) Payment by Transferor to the Agents of a fully-earned and non-refundable restructuring fee of $50,000 for each Co-Agent.


SECTION 3. REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Blue Ridge Group and the Liberty Street Group to enter into this Amendment, each Transferor Party hereby represents and warrants to the Agents and the Transferees, as to itself, as of the date hereof and as of the date of each Incremental Transfer and the date of each Reinvestment, that:

                 (a) Each representation and warranty contained in the Receivables Transfer Agreement and in each Transaction Document, after giving effect to this Amendment, is true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

                 (b) The execution, delivery and performance by the Transferor of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment is the legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

                 (c) Neither the execution, delivery and performance of this Amendment by Transferor nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Transferor's organizational documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Transferor Party is a party or by which Transferor or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agents on or before the date hereof.

                 (d) After giving effect to this Amendment, no default or event of default under the Receivables Transfer Agreement or any Transaction Document has occurred and is continuing.

SECTION 4.  REFERENCE TO AND EFFECT UPON THE RECEIVABLES TRANSFER AGREEMENT.

                  (a) Except as specifically set forth above, the Receivables Transfer Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Transfer Agreement or any other Transaction Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agents may now have or may have in the future under or in connection with the Receivables Transfer Agreement or any other Transaction Document or (iii) constitute a waiver of any provision of the Receivables Transfer Agreement or any Transaction Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Receivables Transfer Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Receivables Transfer Agreement and the Transaction Documents to the Receivables Transfer Agreement shall mean the Receivables Transfer Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Transfer Agreement.

 SECTION 5. COSTS AND EXPENSES.

                  As provided in Section 10.2 of the Receivables Transfer Agreement, Transferor agrees to reimburse Agents for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment and reasonable documentation charges assessed by each Agent in connection with this Amendment.

 SECTION 6. GOVERNING LAW.

                  THIS UNDERTAKING SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 ET SEQ. OF THE GENERAL OBLIGATIONS LAW.

 SECTION 7. CONSENT TO JURISDICTION.

                  EACH TRANSFEROR PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH TRANSFEROR PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR

PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY TRANSFEREE TO BRING PROCEEDINGS AGAINST ANY TRANSFEROR PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY TRANSFEROR PARTY AGAINST ANY AGENT OR ANY TRANSFEREE OR ANY AFFILIATE OF ANY AGENT OR ANY TRANSFEREE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH TRANSFEROR PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

SECTION 8. WAIVER OF JURY TRIAL.

                 EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY TRANSFEROR PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 9. COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10. CONFIDENTIALITY.

                  The matters set forth herein are subject to Section 13.5 of the Receivables Transfer Agreement, which is incorporated herein by reference.

                            [signature pages follow]

                 IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

FSI RECEIVABLES COMPANY LLC, AS TRANSFEROR

By:         (sig)
    -------------------------
Name:
Title:

ADDRESS:

FSI Receivables Company LLC
Liberty Lane
Hampton, NH 03842
Attention:     Todd M. DuChene
Tel:   (603) 929-2340
Fax:   (603) 929-2703

WITH A COPY TO:

Fisher Scientific Company L.L.C.
2000 Park Lane
Pittsburgh, PA 15275
Attention:    Elizabeth Suter
Tel:   (412) 490-8588
Fax:   (412) 490-8650





















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





FISHER SCIENTIFIC INTERNATIONAL INC., AS SERVICER

By:            (sig)
    -----------------------------
Name:
Title:

ADDRESS:

Liberty Lane
Hampton, NH 03842
Attention: Todd M. Duchene, Esq.
Tel:   (603) 929-2340
Fax:   (603) 929-2703

WITH A COPY TO:

Fisher Scientific Company L.L.C.
2000 Park Lane
Pittsburgh, PA 15275
Attention:      Elizabeth Suter
Tel:   (412) 490-8588
Fax:   (412) 490-8650






















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





BLUE RIDGE ASSET FUNDING CORPORATION

BY: WACHOVIA CAPITAL MARKETS, LLC, F/K/A WACHOVIA SECURITIES, INC., AS
    ATTORNEY-IN-FACT

By:   /s/ Douglas R. Wilson, Sr.
    ----------------------------
Name:     Douglas R. Wilson, Sr.
Title:    Vice President

ADDRESS:

Blue Ridge Asset Funding Corporation
c/o Wachovia Bank, National Association
301 S. College Street
FLR TRW 9 NC06110
Charlotte, NC 28288-0610
Attention:       Douglas R. Wilson Sr.
Tel.:  (704) 374-2520
Fax:   (704) 383-9579

         WITH A COPY TO:

Blue Ridge Asset Funding Corporation
c/o AMACAR Group, L.L.C.
6525 Morrison Blvd., Suite 318
Charlotte, NC 28211
Attention:       Douglas K. Johnson
Tel.: (704) 365-0569
Fax:  (704) 365-1362
















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




WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS BLUE RIDGE AGENT AND AS ADMINISTRATIVE AGENT

By:      /s/ Gary G. Fleming, Jr.
    ------------------------------
Name:        Gary G. Fleming, Jr.
Title:       Director

ADDRESS:

Wachovia Bank, National Association
191 Peachtree Street, 22nd Floor
GA - 8047
Atlanta, GA 30303
Attention:      William Rutkowski
Tel.:   (404) 332-4421
Fax:    (404) 332-5152




























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




LIBERTY STREET FUNDING CORP.

By:    /s/ Bernard J. Angelo
    ------------------------
Name:      Bernard J. Angelo
Title:     Vice President

ADDRESS:

Liberty Street Funding Corp.
c/o Global Securitization Services, LLC
114 West 47th Street, Suite 1715
New York, NY 10036
Attention:   Andrew L. Stidd
Telephone: (212) 302-5151
Telecopy:  (212) 302-8767

WITH A COPY TO:

The Bank of Nova Scotia
One Liberty Plaza, 26th Floor
New York, NY 10006
Attention:   Mike Eden, Director
Tel:   (212) 225-5237
Fax:   (212) 225-5290

 THE BANK OF NOVA SCOTIA, INDIVIDUALLY AND AS LIBERTY STREET AGENT

 By:     /s/ Norman Last
     ---------------------------
 Name:       Norman Last
 Title:      Managing Director

ADDRESS:

The Bank of Nova Scotia
One Liberty Plaza, 26th Floor
New York, NY 10006
Attention: Rick Taiano, Director [FOR TRANSFER NOTICES]
Tel:  (212) 225-5070
Fax:  (212) 225-5290
          and
Attention: Mike Eden, Director [FOR ALL OTHER PURPOSES]
Tel:  (212) 225-5237
Fax:  (212) 225-5290



























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